Supplement to Prospectus
                           Dated November 1, 2005 for
                           The Hirtle Callaghan Trust

                  The date of this Supplement is March 7, 2006

The Value Equity Portfolio. JS Asset Management, LLC ("JSAM") serves as a Specialist Manager for The Value Equity Portfolio. JSAM is headquartered at One Tower Bridge, West Conshohocken, PA 19428, and as of March 6, 2006, had total assets under management of approximately $160 million.

John K. Schneider, JSAM's founder and chief investment officer, is primarily responsible for the day-to-day management of the Portfolio's assets allocated to JSAM. The JSAM investment process seeks to identify companies that are undervalued on an absolute basis rather than relative to their peers. Fundamental to the JSAM process is the determination of a company's price to "normalized earnings" ratio. This ratio is arrived upon by JSAM through the use of proprietary screening techniques that adjust reported earnings in light of, for example, cyclical industry or market movements. JSAM then evaluates selected companies, seeking to identify those with low price to normalized earnings, low price to sales, and/or low price to cash flow ratios. Additionally, JSAM seeks companies with a catalyst that, in JSAM's view, can enhance the stock price. Catalysts may include, by way of example: improvement in supply/demand outlook, broad sector or industry changes, hidden or undervalued assets, cost cutting/growth initiatives, management changes, and insider ownership.

Pursuant to a portfolio management agreement ("Agreement") between JSAM and the Trust, JSAM receives a fee, payable monthly, calculated at an annual rate of 0.40% of those assets of the Value Portfolio that may be allocated to JSAM. The Agreement, which became effective on March 1, 2006, was approved by the Board of Trustees on December 14, 2005, and the shareholders of The Value Equity Portfolio on February 24, 2006.

The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The information shown assumes that the Portfolio's assets are allocated as follows: 78% to Institutional Capital Corporation, 15% to SSgA Funds Management and 7% to JSAM. It is intended to reflect management fees and expenses that would have been incurred if the Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2005. The net assets of the Value Equity Portfolio as of June 30, 2005 were $685,336,792.

Annual Operating Expenses

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)


Management Fee                  .36%
Other Expenses                  .13%

Total Portfolio
Operating Expenses              .49%



Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                1   Year  ..........    $50
                3   Years ..........    $157

Note: In considering the above information, shareholders should keep in mind that the Portfolio is a "multi-manager" vehicle and that asset allocations may vary.

The Fixed Income Portfolio. Aberdeen Asset Management, Inc. ("Aberdeen") is the Specialist Manager for the Fixed Income Portfolio. On that date, Aberdeen acquired certain United Kingdom and Philadelphia-based asset management businesses of the Fixed Income Portfolio's previous Specialist Manager, including the services of the portfolio management team responsible for day-to-day investment decisions. Aberdeen is headquartered at 1114 Avenue of the Americas New York, NY 10036; the portfolio management team for The Fixed Income Portfolio is located at 1735 Market Street, Philadelphia, PA 19103.

A portfolio management agreement between Aberdeen and The Fixed Income Portfolio was approved by the Board of Trustees of the Trust on September 26, 2005, and by the shareholders of The Fixed Income Portfolio on November 17, 2005.

All other information related to the Fixed Income Portfolio, including the names of those individuals responsible for its day-to-day management of the Portfolio and fee payable by the Portfolio, is unchanged.

                Supplement to Statement of Additional Information
                           Dated November 1, 2005 for
                           The Hirtle Callaghan Trust

                  The date of this Supplement is March 7, 2006


The Value Equity Portfolio. JS Asset Management, LLC ("JSAM") was retained by the Trust to serve as an additional Specialist Manager for The Value Equity Portfolio pursuant to a Portfolio Management Contract ("Contract") that became effective on March 1, 2006 and was approved by the Board and the shareholders of the Portfolio on December 14, 2005 and February 24, 2006, respectively. The Contract provides that JSAM is entitled to receive a fee of 0.40% of those assets of the Portfolio that are allocated to it. This rate is higher than the rate at which the advisory fee payable to either of the Portfolio's other current Specialist Managers is calculated. Accordingly, depending on the way in which the Portfolio's assets are allocated from time to time, the overall advisory fee paid by the Portfolio may increase.

John K. Schneider, JSAM's founder and chief investment officer, is primarily responsible for the day-to-day management of the Portfolio's assets allocated to JSAM. Mr. Schneider also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.


-------------------------------------------------------------------------------
            Type of Account            No. of Accounts       Assets Managed
                                                          (as of March 6, 2006)
-------------------------------------------------------------------------------

Registered Investment Companies               4                $84 million
-------------------------------------------------------------------------------

Other Pooled Investment Vehicles              3                $36 million
-------------------------------------------------------------------------------

Other Accounts                                3                $36 million
-------------------------------------------------------------------------------


Conflicts of Interest. It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts. JSAM has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, JSAM believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation. A portfolio manager's compensation is based on a base salary and their equity interest in the Firm.


The Fixed Income Portfolio. Aberdeen Asset Management, Inc. ("Aberdeen") serves as a Specialist Manager for The Fixed Income Portfolio. The following information replaces the information relating to The Fixed Income Portfolio in the table that appears on page 7 under the heading "Portfolio Management Contracts with Specialist Managers."

-------------------------------------------------------------------------------------------------------------
                                                                          Most Recent Contract Approval
                        Specialist Manager                           ----------------------------------------
     Portfolio                Since              Served Portfolio      Shareholders             Board
-------------------------------------------------------------------------------------------------------------
The Fixed Income     Aberdeen Asset             December 1, 2005     November 17, 2005   September 26, 2005
Portfolio            Management, Inc.*
-------------------------------------------------------------------------------------------------------------

      *Aberdeen was retained by the Trust to serve as a Specialist Manager for The Fixed Income Portfolio pursuant to a Portfolio Management Contract that became effective and was approved by the Board and the shareholders of the Portfolio on the dates indicated in the table above. Aberdeen replaced Deutsche Asset management, Inc. ("Deutsche"), following Aberdeen's acquisition of certain United Kingdom and Philadelphia-based asset management businesses from Deutsche. For the year ending December 31, 2005, Aberdeen has voluntarily waived 0.05% of the advisory fee to which it would otherwise be entitled under its agreement with the Trust. Aberdeen is a direct, wholly owned subsidiary of Aberdeen Asset Management, PLC, whose principal place of business is 10 Queen's Terrace, Aberdeen, Scotland.

Additional Information About Portfolio Managers. As indicated in the Prospectus, the portfolio management team responsible for day-to-day investment decisions for The Fixed Income Portfolio consists of Gary Bartlett, Warren Davis, Thomas Flaherty, Daniel Taylor, Timothy Vile and Christopher Gagnier. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

-------------------------------------------------------------------------------
            Type of Account            No. of Accounts         Assets Managed
                                                               (as of 12/2/05)
-------------------------------------------------------------------------------

Registered Investment Companies               8                $3,137,649,292
-------------------------------------------------------------------------------

Other Pooled Investment Vehicles              14               $3,864,967,924
-------------------------------------------------------------------------------

Other Accounts*                              150               $17,559,492,089
-------------------------------------------------------------------------------


      *Aberdeen receives performance based compensation with respect to one account, with assets of $102,099,151.

Conflicts of Interest. Aberdeen manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Aberdeen has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Aberdeen believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation. The general compensation and incentive program for professionals directly involved in the management of The Fixed Income Portfolio typically comprises base salary, which is linked to responsibilities and peer comparison, and variable compensation components linked to their contribution to the results of The Fixed Income Portfolio strategy. Given the team structure, Aberdeen believes it is extremely important that each manager is compensated on the results of the entire client portfolio, as opposed to the performance of the sector for which they are responsible. This approach allows Aberdeen to create a work environment that fosters excellence, teamwork and mutual respect--key ingredients to attracting and maintaining a talented and experienced staff that has a vested interest in the success of the firm. The variable components of compensation generally include cash award (performance bonus) and equity participation. As an individual advances within the organization, the variable components of compensation generally increase as a percentage of the total. Equity incentives also have staff retention benefits, as leaving the firm may lead to forfeiture of the awards.